UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION

(Exact name of Registrant as specified in its charter)

California	000-254888	33-0230641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2345 W. Foothill Blvd.

Suite #12

Upland, CA 91786

(Address of principal executive offices, including zip code)

(801) 810-9888

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 17, 2012, Sustainable Environmental Technologies Corporation, a California corporation, through its wholly owned subsidiary ProWater, LLC, a Colorado limited liability company (collectively referred to herein as the "Company” including the terms "we", “our” and "us") entered into an Asset Purchase Agreement (“APA”) with PWCO, LLC, a Colorado limited liability company (“PWCO”) an entity in part owned by two of our directors, Robert Glaser and Keith Morlock. In addition, on October 23, 2012, we entered into Amendment No. 1 to the Asset Purchase Agreement (“Amendment No. 1 to the APA”) to update any reference in the APA to the date of our annual meeting of stockholders being “on November 2, 2012” to being “on or about November 2, 2012.”

Pursuant to the terms of the APA and the Amendment No. 1 to the APA, we shall contribute the assets of our partially developed well in Cartwright, North Dakota (the “Cartwright Well”), our exploratory stage well in Williston, North Dakota (the “Williston Well”), and our ProWater Centerline SWD Technology (the Cartwright Well, the Williston Well, and the Centerline SWD System shall collectively be referred to herein as the “Projects”) to PWCO in exchange for 35% ownership in PWCO. PWCO will then be responsible for the assumption of all of the debt of the Projects and the completion of the Projects, including but not limited to building of the wells and the registration of intellectual property. By entering into the APA and the Amendment No. 1 to the APA, as part of a series of transactions, which shall collectively be termed the “Project Finance Transaction”, we will leverage PWCO’s $2,000,000 revolving line of credit and subsequent project finance investment capital up to $6,000,000 to complete and develop the Projects without stockholder dilution. While the Project Finance Transaction, the APA, and the Amendment No. 1 to the APA are transactions in which two of our directors have a material financial interest, such transaction did not require shareholder approval. However, our Board of Directors elected to seek such additional approval at our annual meeting of stockholders.

At the annual meeting of stockholders on December 21, 2012, the stockholders approved the Project Finance Transaction, the APA, and the Amendment No. 1 to the APA. The foregoing description of the Project Finance Transaction, the APA and the Amendment No. 1 to the APA does not purport to be complete and are qualified in their entirety by reference to the APA and the Amendment No. 1 to the APA, which is filed herewith as Exhibit 10 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

As of December 31, 2012, Mr. Keith Morlock has tendered his resignation as a director of the Company so that he can manage the business, affairs and growth of PWCO. Because of Mr. Morlock’s resignation, the Company shall accelerate Mr. Morlock’s directors bonus stock issuance and issue to Mr. Morlock 93,750 shares of the Company’s common stock. The Company’s Board of Directors has not appointed a new Director to fill Mr. Morlock’s vacancy.

Mr. Morlock will remain the Secretary of the Company however, the Company and Mr. Morlock have mutually agreed as of December 31, 2012 to terminate Mr. Morlock’s Employment Agreement entered into on November 1, 2010, and the amendment thereto entered into on April 4, 2011. Mr. Morlock shall receive in exchange for such termination, a severance package for three months thereafter at $17,500 per month. In addition, as part of Mr. Morlock’s severance package, the Company agrees to extend any expiring options for an additional five years.

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Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by our stockholders at our annual meeting of stockholders as described below, the certificate of the Amended and Restated Articles of Incorporation were filed with the California Secretary of State on December 27, 2012. The certificate of the Amended and Restated Articles of Incorporation became effective on December 28, 2012. The certificate of the Amended and Restated Articles of Incorporation was filed to consolidate all of our previous amendments into one filing and, second, to correct a minor error regarding the voting threshold of Series A Preferred Shareholders. The foregoing description of the certificate of the Amended and Restated Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the certificate of the Amended and Restated Articles of Incorporation, which is filed herewith as Exhibit 3(i) and is incorporated herein by reference.

As approved by our stockholders at our annual meeting of stockholders as described below, the Amended and Restated Bylaws are now in effect. The Amended and Restated Bylaws were approved, first to adjust the number and qualifications of the Board of Directors and second, to update, consolidate and revise certain provisions of our Bylaws. The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, which is filed herewith as Exhibit 3(ii) and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 21, 2012, the Corporation held its annual meeting of stockholders for the fiscal year ended March 31, 2012 at the Four Points Hotel located at 11960 Foothill Boulevard, Rancho Cucamonga, CA 91739. The stockholders voted as follows on the matters described below.

1.	The individuals listed below were elected as directors of the Company based upon the following votes, to serve until the next annual meeting or until their successors are elected and qualified:

Director	Votes For	Votes Withheld	Broker Non-Votes
Robert Glaser	10,233,456	69,314	3,516,558
Keith Morlock	10,233,429	69,341	3,516,558
Steve Ritchie	10,233,481	69,289	3,516,558

2.	The Project Finance Transaction, the related Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement were approved based upon the following votes: 9,257,554 shares were voted for and 66,598 shares were voted against this proposal. The holders of 1,396 shares abstained from voting, and there were 3,516,558 broker non-votes.

3.	The Amended and Restated Articles of Incorporation were approved based upon the following votes: 10,251,651 shares were voted for and 49,726 shares were voted against this proposal. The holders of 1,393 shares abstained from voting, and there were 3,516,558 broker non-votes.

4.	The Amended and Restated Bylaws were approved based upon the following votes: 10,251,647 shares were voted for and 49,780 shares were voted against this proposal. The holders of 1,343 shares abstained from voting, and there were 3,516,558 broker non-votes.

5.	The ratification of dbbmckennon as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012 was ratified based upon the following votes: 13,762,777 shares were voted for and 47,843 shares were voted against this proposal. The holders of 8,708 shares abstained from voting.

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Item 9.01	Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

The Company will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)   Pro Forma Financial Statements.

The Company will furnish any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)   Exhibits.

Exhibit 10	Amendment No. 1 to the Asset Purchase Agreement and the Asset Purchase Agreement (a)
Exhibit 3(i)	Amendment to the Articles of Incorporation (b)
Exhibit 3(ii)	Amended and Restated Bylaws (c)

_________________________________

(a)	Incorporated by reference to Appendix A to Sustainable Environmental Technology Corporation’s Definitive Proxy Statement, filed on November 16, 2012 (File No. 000-25488).
(b)	Incorporated by reference to Appendix C to Sustainable Environmental Technology Corporation’s Definitive Proxy Statement, filed on November 16, 2012 (File No. 000-25488).
(c)	Incorporated by reference to Appendix D to Sustainable Environmental Technology Corporation’s Definitive Proxy Statement, filed on November 16, 2012 (File No. 000-25488).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sustainable Environmental Technologies Corporation

By:	/s/ Robert Glaser
Robert Glaser, Chief Executive Officer

Dated: December 31, 2012

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